CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS [Abstract]
Net Income (Loss)	$ 88,716	$ (9,341)
Other Comprehensive Income (Loss)
Translation Differences	(152)	49
Unrealized (Loss) Gain on Defined Benefit plan	(132)	0
Total Other Comprehensive Income (Loss)	(284)	49
Total Comprehensive Income (Loss)	$ 88,432	$ (9,292)